                                                                    Exhibit 23.5


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG

Hong Kong, China
June 13, 2006